SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Landstar System, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANDSTAR SYSTEM, INC.
13410 Sutton Park Drive South
Jacksonville, Florida 32224

April 3, 2006

To the Stockholders of Landstar System, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Landstar System, Inc., on Thursday, May 4, 2006, at 10:00 a.m., local time, to be held in the first floor conference room of the principal offices of Landstar System, Inc., at 13410 Sutton Park Drive South, Jacksonville, Florida 32224. A notice of meeting, a proxy card, the 2005 Annual Report on Form 10-K and a Proxy Statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. Accordingly, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed pre-addressed, postage-paid envelope even if you are planning to attend the meeting.

I look forward to the Annual Meeting of Stockholders, and I hope you will attend the meeting or be represented by proxy.

HENRY H. GERKENS
Chief Executive Officer

LANDSTAR SYSTEM, INC.
13410 Sutton Park Drive South
Jacksonville, Florida 32224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 4, 2006

Notice is hereby given that the 2006 Annual Meeting of Stockholders of Landstar System, Inc., a Delaware corporation (the “Company”), will be held in the First Floor Conference Room of the principal offices of Landstar System, Inc., at the above address, on Thursday, May 4, 2006, at 10:00 a.m., local time, for the following purposes:

(1) To elect two Class I Directors for terms to expire at the 2009 Annual Meeting of Stockholders;

(2) To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2006;

(3) To consider approval of an amendment to the Company’s Executive Incentive Compensation Plan (the “EICP Plan”), which amendment is being submitted for approval by the stockholders to assure the deductibility by the Company for federal income tax purposes of certain compensation payable under the EICP Plan; and

(4) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 15, 2006 will be entitled to notice of and to vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting at the address set forth above and during business hours from April 24, 2006 to the date of the meeting at the Company’s corporate headquarters as set forth above.

All stockholders are cordially invited to attend the meeting in person. Whether you expect to attend the Annual Meeting or not, your proxy vote is very important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

By Order of the Board of Directors

/s/  Michael K. Kneller
MICHAEL K. KNELLER
Vice President, General Counsel and Secretary

Jacksonville, Florida
April 3, 2006

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
AND RETURNED PROMPTLY

PROXY STATEMENT
INTRODUCTION
RECORD DATE
PROXIES
PROXY SOLICITATION
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
VOTING SECURITIES
PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS
DIRECTORS OF THE COMPANY
INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PERFORMANCE COMPARISON
SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS
PROPOSAL NUMBER TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NUMBER THREE — PROPOSAL TO APPROVE AN AMENDMENT TO THE LANDSTAR SYSTEM, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN
STOCKHOLDER PROPOSALS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
Exhibit A

LANDSTAR SYSTEM, INC.

PROXY STATEMENT

April 3, 2006

INTRODUCTION

This Proxy Statement is furnished to the stockholders of Landstar System, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 4, 2006 at 10:00 a.m., local time (the “2006 Annual Meeting”). The 2005 Annual Report to Stockholders (which does not form a part of the proxy solicitation material), including the financial statements of the Company for fiscal year 2005, is enclosed herewith. The mailing address of the principal executive offices of the Company is 13410 Sutton Park Drive South, Jacksonville, Florida 32224. This Proxy Statement, accompanying form of proxy, Notice of 2006 Annual Meeting and 2005 Annual Report are being mailed to the stockholders of the Company on or about April 2, 2006.

RECORD DATE

The Board has fixed the close of business on March 15, 2006 as the record date for the 2006 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.

PROXIES

Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted “FOR” each of the following proposals: (i) the election of the named nominees, (ii) the ratification of KPMG LLP as the independent registered public accounting firm for the Company and (iii) the approval of the amendment to the Company’s Executive Incentive Compensation Plan. Each of these proposals is more fully described in this Notice of 2006 Annual Meeting. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the 2006 Annual Meeting.

Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or (iii) by such person(s) voting in person at the 2006 Annual Meeting.

The Board has selected The Bank of New York as Inspectors of Election (the “Inspectors”) pursuant to Article I of the Company’s Bylaws, as amended and restated (the “Bylaws”). The Inspectors shall ascertain the number of shares outstanding, determine the number of shares represented at the 2006 Annual Meeting by proxy or in person and count all votes and ballots. Each stockholder shall be entitled to one vote for each share of Common Stock (as defined hereafter) and such votes may be cast either in person or by written proxy.

PROXY SOLICITATION

The cost of the preparation of proxy materials and the solicitation of proxies will be paid by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. as the proxy solicitor for the meeting for a fee of approximately $6,500 plus reasonable expenses. In addition to the use of the mails, certain directors, officers or employees of the Company may solicit proxies by telephone or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A description of the procedures as to how stockholders may send communications to the Board of Directors or individual Board members are included on the Company’s website at www.landstar.com under Corporate Governance.

VOTING SECURITIES

Shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), are the only class of voting securities of the Company which are outstanding. On March 15, 2006, 58,974,219 shares of Common Stock were outstanding. At the 2006 Annual Meeting, each stockholder of record at the close of business on March 15, 2006 will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented to the 2006 Annual Meeting. The holders of a majority of the total number of the issued and outstanding shares of Common Stock shall constitute a quorum for purposes of the 2006 Annual Meeting.

PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS

The Board is divided into three classes (Class I, Class II and Class III), with Directors in each class serving staggered three-year terms. At each annual meeting of stockholders, the terms of Directors in one of these three classes expire. At that annual meeting of stockholders, Directors are elected in a class to succeed the Directors whose terms expire, with the terms of that class of Directors so elected to expire at the third annual meeting of stockholders thereafter. Pursuant to the Company’s Bylaws, new Directors elected by the remaining Board members to fill a vacancy on the Board shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class of which they have been elected expires and until such Director’s successors shall have been duly elected and qualified. There are seven members of the Board of Directors: two Class I Directors to be elected at the 2006 Annual Meeting of Stockholders (whose members’ terms will expire at the 2009 Annual Meeting of Stockholders), three Class II Directors whose terms will expire at the 2007 Annual Meeting of Stockholders and two Class III Directors whose terms will expire at the 2008 Annual Meeting of Stockholders.

The Board has nominated Ronald W. Drucker and Henry H. Gerkens for election as Class I Directors. It is intended that the shares represented by the accompanying form of proxy will be voted at the 2006 Annual Meeting for the election of nominees Ronald W. Drucker and Henry H. Gerkens as Class I Directors, unless the proxy specifies otherwise. Each Class I Director’s term will expire at the 2009 Annual Meeting of Stockholders. Each nominee has indicated his or her willingness to serve as a member of the Board, if elected.

If, for any reason not presently known, any of Ronald W. Drucker or Henry H. Gerkens is not available for election at the time of the 2006 Annual Meeting, the shares represented by the accompanying form of proxy may be voted for the election of one or more substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for such substitute nominee(s).

Assuming the presence of a quorum, to be elected, a nominee must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2006 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

DIRECTORS OF THE COMPANY

The following information describes the principal occupation or employment, other affiliations and business experience of each nominee named above and the other persons whose terms as Directors will continue after the 2006 Annual Meeting.

Name	Age	Business Experience

CLASS I — Nominees to serve as Directors until the 2009 Annual Meeting
Ronald W. Drucker	64	Mr. Drucker has been a Director of the Company since April 1994 and was a Director of Landstar System Holdings, Inc. (a wholly owned subsidiary of the Company) (“LSHI”) from April 1994 to July 2004. Mr. Drucker is the Chairman of the Board of Trustees of the Cooper Union for the Advancement of Science and Art. Between 1966 and 1992, Mr. Drucker served with CSX Corporation predecessor companies in various capacities, including President and Chief Executive Officer of CSX Rail Transport. He is a member of the American Railway Engineering and Maintenance-of-Way Association, the American Society of Civil Engineers and the National Defense Transportation Association (the “NDTA”). Mr. Drucker serves as a member of the Board of Directors of SunTrust Bank — North Florida, the L.D. Pankey Dental Foundation and the B&O Railroad Museum.
Henry H. Gerkens	55	Mr. Gerkens has been a Director of the Company and LSHI since May 2000. Mr. Gerkens has been President and Chief Executive Officer of the Company and LSHI since July 1, 2004. He was President and Chief Operating Officer of the Company and LSHI from December 2001 to June 30, 2004. He served as Executive Vice President and Chief Financial Officer of the Company and LSHI from November 1994 to July 2001. He served as Vice President and Chief Financial Officer of the Company from January 1993 to November 1994 and held the same positions at LSHI from August 1988 to November 1994. Mr. Gerkens is a member of the Board of Directors of each wholly-owned direct or indirect subsidiary of the Company (collectively the “Subsidiaries”) including: Landstar Gemini, Inc. (“Landstar Gemini”) Landstar Inway, Inc. (“Landstar Inway”), Landstar Ligon, Inc., (“Landstar Ligon”), Landstar Contractor Financing, Inc. (“LCFI”), Landstar Carrier Services, Inc. (“LCS”), Risk Management Claim Services, Inc., (“RMCS”), Landstar Ranger, Inc., (“Landstar Ranger”), Signature Insurance Company (“Signature”), Signature Technology Services, Inc. (“STSI”), Landstar Corporate Services, Inc. (“LCSI”), Landstar Global Logistics, Inc. (“Landstar Global Logistics”), Landstar Express America, Inc. (“Landstar Express America”) and Landstar Logistics, Inc. (“Landstar Logistics”).
CLASS II — Directors whose terms expire at the 2007 Annual Meeting
Merritt J. Mott	60	Mr. Mott has been a Director of the Company since August 1994 and was a Director of LSHI from August 1994 to July 2004. He is the Owner and Chief Executive Officer of Rockford Sanitary Systems, Inc. Mr. Mott also serves as a consultant to various private enterprises. From 1980 through 1996, he served in various capacities at Mott Bros. Company, including Executive Vice President and Chief Financial Officer. Mr. Mott was a Director of Rockford Health Plans from 1994 through 1997. He serves as a Director of Blackhawk Bancorp, Inc. and as a trustee of the William Howard Trust.

Name	Age	Business Experience

William S. Elston	65	Mr. Elston has been a Director of the Company since February 1998 and was a Director of LSHI from February 1998 to July 2004. Mr. Elston was an Executive Recruiting Consultant from December 1999 until December 2003. He was President and Chief Executive Officer of Clean Shower, L.P. from November 1998 to December 1999. He served as Managing Director/Executive Vice President of DHR, International, an executive recruiting firm, from February 1995 to November 1998. He was Executive Vice President of Operations, Steelcase, Inc., April 1994 to January 1995. Mr. Elston was President and Chief Executive Officer of GATX Logistics, Inc. from 1990 through March 1994.
Diana M. Murphy	49	Ms. Murphy has been a Director of the Company since February 1998, was a director of LSHI from February 1998 to July 2004 and has been a Managing Director in the private equity firm of Chartwell Capital Management Company since 1997. Ms. Murphy was an associate with Chartwell Capital and served as interim President for one of Chartwell’s portfolio companies, Strategic Media Research, Inc., in 1996. She was Senior Vice President for The Baltimore Sun, a division of The Tribune Corporation, from 1992 to 1995. Ms. Murphy also serves on the Board of Directors of Raymedica, Inc. and the Southeast Georgia Boys and Girls Club.
CLASS III — Directors whose terms expire at the 2008 Annual Meeting
David G. Bannister	50	Mr. Bannister has been a Director of the Company since April 1991 and was a Director of LSHI from October 1988 to July 2004. Mr. Bannister is Senior Vice President — Strategy and Development of FTI Consulting, Inc. and has held that position since June 2005. From 1998 to 2003, Mr. Bannister was a General Partner of Grotech Capital Group, a private equity and venture capital firm. Prior to joining Grotech Capital Group in May 1998, Mr. Bannister was a Managing Director at Deutsche Bank Alex Brown Incorporated. Mr. Bannister also serves on the Board of Directors of Allied Holdings, Inc.
Jeffrey C. Crowe	59	Mr. Crowe has been Chairman of the Board of the Company since April 1991. Mr. Crowe was Chief Executive Officer of the Company from December 2001 to June 30, 2004 and President and Chief Executive Officer of the Company from April 1991 to December 2001. He was Chief Executive Officer of LSHI from June 1989 to June 30, 2004. He was Chairman of the Board of LSHI from March 1991 to June 30, 2004. He was a member of the Board of Directors of each of the Subsidiaries, except Signature and Landstar Global Logistics, until June 30, 2004. Mr. Crowe has served as a Director of the U.S. Chamber of Commerce since February 1998, serving as Vice Chairman from June 2002 until May 2003 and as Chairman from June 2003 to June 2004. He served as Chairman of the NDTA from October 1993 to July 2003. He has served as a Director of Silgan Holdings Inc. since May 1997, a Director of the National Chamber Foundation since November 1997 and a Director of SunTrust Banks, Inc. since April 2004. He became a member of the Board of Trustees of United Way North East Florida in August 2003. He served as a member of the Board of Advisors for the U.S. Merchant Marine Academy Global Maritime and Transportation School from April 2001 to April 2002 and served as a Director for the ENO Transportation Foundation, Inc. from October 2001 until January 2004.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when important matters require Board action between scheduled meetings.

Attendance at Annual Meetings

Each member of the Board of Directors is required to attend all meetings (whether special or annual) of the stockholders of the Company. In the case where a Company Director is unable to attend a special or annual stockholders meeting, such absence shall be publicly disclosed in the subsequent Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission and an explanation for such absence shall be provided to the Company’s Nominating and Corporate Governance Committee. Any consideration of additional Company action, as appropriate, with respect to such absence shall be solely within the discretion of the Nominating and Corporate Governance Committee. All Board members attended the Annual Meeting of Stockholders held on May 12, 2005.

Attendance at Board Meetings

During the 2005 fiscal year, the Board held four regularly scheduled meetings, two telephonic meetings and acted 3 times by unanimous written consent. During the 2005 fiscal year, each Director attended 75% or more of the total number of meetings during such periods of the Board and each committee of the Board on which such Director serves.

Independent Directors

Each of David G. Bannister, Ronald W. Drucker, William S. Elston, Merritt J. Mott and Diana M. Murphy is an “independent director”, as defined in Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market (such Directors are, collectively, the “Independent Directors”). The Independent Directors of the Board held four meetings during fiscal year 2005 without the presence of management or any non-Independent Directors.

At a meeting of the Independent Directors on February 1, 2006, the Independent Directors adopted Lead Independent Director Policy Guidelines and elected William S. Elston as the Lead Independent Director to serve for such term as the Independent Directors may determine.

Committees of the Board

The Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Safety Committee and a Strategic Planning Committee to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees and the number of meetings held during 2005 are described below. The Board does not have an Executive Committee. In addition, the Board has established a Disclosure Committee comprised of members of management, including one employee member of the Board, to establish and maintain certain disclosure controls and procedures to ensure accurate and timely disclosure in the Company’s periodic reports filed with the Securities and Exchange Commission.

Audit Committee

The members of the Audit Committee are David G. Bannister, Ronald W. Drucker, William S. Elston, Merritt J. Mott and Diana M. Murphy, each an Independent Director.

The Audit Committee (i) appoints the independent registered public accounting firm for the Company and monitors the performance of such firm, (ii) reviews and approves the scope and results of the annual audits, (iii) evaluates with the independent registered public accounting firm the Company’s annual audit of the consolidated financial statements and audit of the effectiveness of internal control over financial reporting, (iv) monitors the performance of the Company’s internal audit function, (v) reviews with management the annual and quarterly financial statements, (vi) reviews with management and the internal auditors the status of internal control over financial reporting, (vii) reviews and maintains procedures for the anonymous submission of complaints concerning accounting and auditing irregularities and (viii) reviews problem areas having a potential financial impact on the Company which may be brought to its attention by management, the internal auditors, the independent registered public accounting firm or the Board. In addition, the Audit Committee preapproves all non-audit related services provided by the independent registered public accounting firm and approves the independent registered public accounting firm’s fees for services rendered to the Company. During the 2005 fiscal year, the Audit Committee held three meetings and seven telephonic meetings. The Charter of the Audit Committee is attached as Exhibit A hereto and is also available on the Company’s website at www.landstar.com under Corporate Governance.

Compensation Committee

The members of the Compensation Committee are David G. Bannister, Ronald W. Drucker, William S. Elston, Merritt J. Mott and Diana M. Murphy, each an Independent Director.

The Compensation Committee functions include (i) reviewing and making determinations with respect to matters having to do with the compensation of executive officers and Directors of the Company and (ii) administering certain plans relating to the compensation of officers and Directors. During the 2005 fiscal year, the Compensation Committee held two meetings and one telephonic meeting.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are David G. Bannister, Ronald W. Drucker, William S. Elston, Merritt J. Mott and Diana M. Murphy, each an Independent Director.

The Nominating and Corporate Governance Committee functions include identifying persons for future nomination for election to the Board of Directors. During the 2005 fiscal year, the Nominating and Corporate Governance Committee held three meetings. Stockholders who wish to submit names to the Nominating and Corporate Governance Committee for consideration should do so in writing addressed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

The Charter of the Nominating and Corporate Governance Committee was approved and adopted by the Board of Directors at the February 27, 2004 board meeting. The Charter more fully describes the purposes, membership, duties and responsibilities of the Nominating and Corporate Governance Committee. A copy of the Charter of the Nominating and Corporate Governance Committee is included on the Company’s website at www.landstar.com under Corporate Governance. The Nominating and Corporate Governance Committee approved and adopted Corporate Governance Guidelines at its February 1, 2006 meeting. The Corporate Governance Guidelines set forth, among other things, guidelines with respect to Director qualification standards and Board membership criteria, limitations on the number of public company boards on which a director may serve, attendance of Directors at board meetings, Director compensation, Director education, evaluation of the Company’s Chief Executive Officer and Board self-assessment.

The Nominating and Corporate Governance Committee oversees an annual self-evaluation conducted by the Board in order to determine whether the Board and its Committees are functioning effectively. The Nominating and Corporate Governance Committee also oversees individual director self-assessments in connection with the evaluation of such director every three years for purposes of making a recommendation to the Board as to the persons who should be nominated for election or re-election, as the case may be, at the upcoming annual meeting of stockholders.

The Nominating and Corporate Governance Committee considers candidates for Board Membership suggested by its members and other Board members, as well as management and stockholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for the Board of Directors based on whether or not the nominee is recommended by a stockholder. The Nominating and Corporate Governance Committee evaluates prospective nominees against a number of minimum standards and qualifications, including business experience and financial literacy. The Committee also considers such other factors as it deems appropriate, including the current composition of the Board, the balance of management and Independent Directors, the need for Audit Committee or other relevant expertise and the evaluations of other prospective nominees. The Committee then determines whether to interview the prospective nominees, and, if warranted, one or more of the members of the Nominating and Corporate Governance Committee, and others as appropriate, interview such prospective nominees whether in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors. The Board of Directors then determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Safety Committee

The members of the Safety Committee are Jeffrey C. Crowe, David G. Bannister, Ronald W. Drucker, William S. Elston, Henry H. Gerkens, Merritt J. Mott and Diana M. Murphy.

The Safety Committee functions include the review and oversight of the Company’s safety performance, goals and strategies. During the 2005 fiscal year, the Safety Committee held three meetings and did not act by written consent.

Strategic Planning Committee

The members of the Strategic Planning Committee are Jeffrey C. Crowe, David G. Bannister, Ronald W. Drucker, William S. Elston, Henry H. Gerkens, Merritt J. Mott and Diana M. Murphy.

The Strategic Planning Committee functions include the development of strategic objectives and policies and procedures to achieve the strategic objectives of the Company. The Strategic Planning Committee solicits the views of the Company’s senior management and determines strategic directions for implementation. During the 2005 fiscal year, the Strategic Planning Committee held two meetings and did not act by written consent.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee is comprised of all of the Independent Directors. The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The independent registered public accounting firm is also responsible for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to the independent registered public accounting firm’s independence. The Audit Committee relies, without independent verification, on the information provided to it and on presentations and statements of fact made by management, the internal auditors and the independent registered public accounting firm.

In connection with these responsibilities, as discussed elsewhere in this Proxy, the Audit Committee held three meetings and seven telephonic meetings during 2005. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the independent registered public accounting firm. The Audit Committee discussed with representatives of the independent registered public accounting firm the overall scope and plans for their audits. The Audit Committee also met with representatives of the independent registered public accounting firm, with and without management and the internal auditors present, during 2005 to discuss the December 31, 2005 financial statements and the Company’s internal control over financial reporting. The Audit Committee also reviewed and discussed the December 31, 2005 financial statements with management and reviewed and discussed the status of the Company’s internal control over financial reporting with management and the internal auditors. The Audit Committee also discussed with representatives of the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and also received written disclosures from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Interim Independence Standards Rule 3600T (Independence Discussions with Audit Committees). The Audit Committee had discussions with representatives of the independent registered public accounting firm concerning the independence of the independent registered public accounting firm under the rules and regulations governing auditor independence promulgated under the Sarbanes-Oxley Act. The Audit Committee had discussions with management and the internal auditors concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the Securities and Exchange Commission.

The Board of Directors has determined that Mr. David Bannister, an independent director as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act, meets the SEC criteria of an “audit committee financial expert” under the standards established by Item 401(h)(2) of Regulations S-K under the Securities Act. Mr. Bannister’s extensive background and experience includes serving as a Managing Director of Deutsche Bank Alex Brown Incorporated, a General Partner of Grotech Capital Group, and currently as Senior Vice President — Strategy and Development of FTI Consulting, Inc., a critical issues solutions firm listed on the New York Stock Exchange. In addition, Mr. Bannister was a certified public accountant employed as an audit manager at the firm of Deloitte, Haskins and Sells.

During 2005, the Audit Committee preapproved the continuation of all non-audit services to be rendered to the Company by the independent registered public accounting firm in 2005 (which services are disclosed elsewhere in this Proxy Statement) and concluded that these services were compatible with maintaining the independence of the registered public accounting firm.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission on March 9, 2006. The Audit Committee has also selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2006 and has recommended to the Board that this selection be presented to the stockholders for ratification.

THE AUDIT COMMITTEE

David G. Bannister, Chairman
Ronald W. Drucker
William S. Elston
Merritt J. Mott
Diana M. Murphy

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers (the “Executive Officers”) of the Company. The Executive Officers of the Company serve at the discretion of the Board and until their successors are duly elected and qualified. For information regarding ownership of Common Stock by the Executive Officers of the Company, see “Security Ownership by Management and Others.” There are no family relationships among any of the Directors and Executive Officers of the Company or any of its subsidiaries (the “Subsidiaries”).

Name	Age	Business Experience

Henry H. Gerkens	55	See previous description under “Directors of the Company.”
Robert C. LaRose	51	Mr. LaRose has been Executive Vice President and Chief Financial Officer of the Company and LSHI since January 2005. Mr. LaRose was Secretary of the Company from January 2005 to June 2005. Mr. LaRose was Vice President, Chief Financial Officer and Secretary of the Company and LSHI from December 2001 to January 2005. He served as Vice President of Finance, Treasurer and Assistant Secretary of the Company and LSHI from September 2001 to December 2001. He served as Vice President of Finance and Treasurer of the Company and LSHI from October 1995 to September 2001. He served as Vice President and Controller of the Company from January 1993 to October 1995 and held the same positions at LSHI from March 1989 to October 1995. Mr. LaRose was Assistant Treasurer of the Company from May 1991 to January 1993. He is also an officer of each of the Subsidiaries.

Name	Age	Business Experience

Ronald G. Stanley	55	Mr. Stanley was named Vice President and Chief Operating Officer of the Company on January 5, 2006. Mr. Stanley has been an Executive Officer of the Company since January 2005. He was President of Landstar Express America and a Vice President of LSHI from 1996 to January 5, 2006. Previously, he was Vice President-Marketing and Sales at Roadway Global Air.
Michael K. Kneller	31	Mr. Kneller has been an Executive Officer of the Company since June 2005. He has been Vice President, General Counsel and Secretary of the Company since June 2005. Prior to joining the Company in 2005, Mr. Kneller was a corporate attorney at the law firm of Debevoise and Plimpton LLP. He is also an officer of each of the Subsidiaries, other than Signature.
Jeffrey L. Pundt	55	Mr. Pundt has been an Executive Officer of the Company since January 2005. Mr. Pundt was named President of Landstar Ranger, Landstar Inway, Landstar Ligon, Landstar Gemini and Landstar Carrier Services (collectively, the “Landstar Carrier Group”) in May 2005. From June 2001 to May 2005, he served as Executive Vice President of Landstar Carrier Services — Specialized Freight Service. From 1996 to June 2001, he was President of Landstar Inway. Prior to 1996, he held various positions at Landstar Inway.
Jim M. Handoush	44	Mr. Handoush has been an Executive Officer of the Company since January 2005. Mr. Handoush was named President of Landstar Global Logistics and Landstar Express America on January 5, 2006. He has been President of Landstar Logistics since July 2004. From January 2003 until July 2004, he was Executive Vice President and Chief Financial Officer of Landstar Logistics. From January 1996 until July 2004, he was Vice President and Chief Financial Officer of Landstar Logistics.
Larry S. Thomas	45	Mr. Thomas has been an Executive Officer of the Company since January 2005. He has been Vice President and Chief Information Officer of LSHI since May 2001. He was Vice President Research and Development of LSHI from July 2000 until May 2001. From April 1994 until July 2000, he was Director of Management Information Systems of Landstar Ligon.
James B. Gattoni	44	Mr. Gattoni has been an Executive Officer of the Company since January 2005. He has been Vice President and Corporate Controller of LSHI since July 2000. He was Corporate Controller from November 1995 until July 2000. He is also an officer of each of the Subsidiaries.
Joseph J. Beacom	41	Mr. Beacom was named an Executive Officer of the Company on January 5, 2006. He has served as Vice President and Chief Compliance, Security and Safety Officer of LSHI since May 2005. From March 2000 to April 2005, he was Chief Compliance Officer of LSHI. He was Vice President of Safety and Quality for Landstar Inway from March 1998 to March 2000, Vice President of Operations for Landstar Inway from January 1996 to March 1998 and was Senior Director of Operations of Landstar Inway from July 1995 to December 1995.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors.  Directors who are not employees of the Company are paid an annual Director’s fee of $25,000, a fee of $2,000 for each Board meeting attended in person, a fee of $1,000 for each telephonic Board meeting attended, and a fee of $1,000 for each in person or telephonic meeting of a committee attended if the committee meeting is held on a day other than a day on which a Board meeting is held. Beginning in 2006, the chairman of each of the audit committee and the compensation committee will be paid an annual retainer fee of $8,000 in addition to fees paid with respect to attendance at committee meetings. In addition, each Director who is not an employee of the Company is paid a Director’s retainer fee of $25,000 upon his or her election or re-election to the Board. Directors are also reimbursed for expenses incurred in connection with attending Board meetings.

Prior to 2003, Directors who were elected or re-elected to the Board at an annual stockholders meeting were granted options to purchase Common Stock of the Company under the 1994 Director’s Stock Option Plan. In 2003, the 1994 Director’s Stock Option Plan was replaced by the Director’s Stock Compensation Plan. Pursuant to the Company’s Director’s Stock Compensation Plan, each non-employee Director receives 6,000 shares of the Company’s Common Stock, subject to certain restrictions on transfer, upon his or her election or re-election to the Board. Under the Director’s Stock Compensation Plan, Mr. Drucker, Director Nominee nominated for re-election at the Annual Meeting of Stockholders scheduled to be held on May 4, 2006, will receive 6,000 shares of the Company’s Common Stock if re-elected.

Directors who are also employees of the Company do not receive any additional compensation for services as a Director, for services on committees of the Board or for attendance at meetings, but are eligible for expense reimbursement.

The Compensation Committee of the Board has established stock ownership guidelines for Directors of the Company that recommend that each Director hold a minimum of 7,000 shares of the Company’s Common Stock.

Compensation of Officers.  The following table summarizes the compensation paid to the President and Chief Executive Officer and the five other most highly compensated executive officers of the Company (collectively, the “Named Executives”) during 2005.

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
					No. of
					Securities
		Annual Compensation			Underlying
		Annual		Other Annual	Options	All Other
Name and Principal Position	Year	Salary(1)	Bonus(2)	Compensation(3)	Granted	Compensation(4)

Henry H. Gerkens	2005	$400,000	$3,000,000	$0	200,000	$18,960
Director, President &	2004	357,000	3,000,000	0	204,000	17,240
Chief Executive Officer	2003	314,000	600,000	0	96,000	15,520
Robert C. LaRose	2005	275,000	2,250,000	0	80,000	10,579
Executive Vice President and	2004	234,000	1,930,000	0	80,000	10,591
Chief Financial Officer	2003	234,000	340,000	0	72,000	10,591
Ronald G. Stanley*	2005	190,000	1,500,000	0	52,000	10,138
Vice President and Chief	2004	190,000	366,143	0	0	9,346
Operating Officer	2003	190,000	0	0	24,000	9,308
Jeffrey L. Pundt	2005	201,667	1,350,000	9,586	52,000	28,614
President of Landstar Ranger,	2004	185,000	163,626	10,175	0	28,127
Landstar Gemini, Landstar	2003	185,000	54,224	10,763	60,800	29,210
Inway, Landstar Ligon &
Landstar Carrier Services
Jim M. Handoush **	2005	190,000	1,250,000	0	48,000	8,156
President of Landstar Global	2004	172,000	209,856	0	60,000	7,392
Logistics, Landstar Logistics &	2003	154,000	34,650	5,650	25,200	17,366
Landstar Express America
Larry S. Thomas	2005	190,000	1,250,000	5,650	52,000	18,944
Vice President and Chief	2004	172,000	157,441	11,631	50,000	29,363
Information Officer	2003	172,000	50,413	11,943	41,600	29,964

*	Mr. Stanley became Vice President and Chief Operating Officer on January 5, 2006.

**	Mr. Handoush became President of Landstar Global Logistics and Landstar Express America on January 5, 2006.

(1)	Amounts shown include any salary deferred at the election of the Named Executive under the Landstar 401(k) Savings Plan and/or the Landstar Supplemental Executive Retirement Plan.

(2)	A portion of the bonus earned for fiscal 2005 includes shares of Common Stock, granted in lieu of cash, at a fair market value of $43.66 per share of 3,200, 2,800, 2,600 and 2,600 shares for Messrs. Stanley, Pundt, Handoush and Thomas, respectively. The fair market value was calculated based upon the average of the high and low bid and ask prices per share of Common Stock as quoted on NASDAQ on February 2, 2006, the date of grant.

(3)	Amounts shown represent amounts reimbursed during the fiscal year for the payment of taxes on behalf of the above Named Executives.

(4)	Amounts for 2005 include contributions in the amount of $8,400 for Messrs. Gerkens and LaRose, $7,600 for Mr. Stanley, $8,067 for Mr. Pundt and $7,600 for Messrs. Handoush and Thomas made by the Company under the Landstar 401(k) Savings Plan on behalf of the Named Executives and contributions made by the Company under the Landstar Supplemental Executive Retirement Plan on behalf of Messrs. Gerkens and LaRose, in the amounts of $7,600 and $458. Amounts for 2005 include the dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Gerkens, LaRose, Stanley, Pundt, Handoush and Thomas in the amounts of $2,960, $1,721, $2,538, $2,307, $556 and $594, respectively. Amounts for 2005 include $18,240 and $10,750, which represents principal and interest forgiven under loans extended to Messrs. Pundt and Thomas, respectively, in connection with their relocation in 2001.

There were 683,000 options granted under the Company’s 2002 Employee Stock Option Plan in fiscal year 2005. The following table sets forth the number of and information about stock options granted in fiscal 2005 to each of the Named Executives of the Company.

NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED

					Potential Realizable Value
	No. of Securities	% of			at Assumed Annual Rates
	Underlying	Total			of Stock Price Appreciation
	Options	Options	Exercise	Expiration	for Option Term
	Granted	Granted	Price	Date	5%	10%

Henry H. Gerkens(1)	200,000	29.3%	$37.30880	Jan. 03, 2015	$4,692,661	$11,892,124
Robert C. LaRose(1)	80,000	11.7%	$37.30880	Jan. 03, 2015	$1,877,065	$4,756,849
Ronald G. Stanley(1)	40,000	5.9%	$37.30880	Jan. 03, 2015	$938,532	$2,378,425
Ronald G. Stanley(2)	12,000	1.8%	$32.13000	Jan. 27, 2015	$242,477	$614,483
Jeffrey L. Pundt(1)	50,000	7.3%	$37.30880	Jan. 03, 2015	$1,173,165	$2,973,031
Jeffrey L. Pundt(2)	2,000	0.3%	$32.13000	Jan. 27, 2015	$40,413	$102,414
Jim M. Handoush(1)	40,000	5.9%	$37.30880	Jan. 03, 2015	$938,532	$2,378,425
Jim M. Handoush(2)	8,000	1.2%	$32.13000	Jan. 27, 2015	$161,651	$409,656
Larry S. Thomas(1)	40,000	5.9%	$37.30880	Jan. 03, 2015	$938,532	$2,378,425
Larry S. Thomas(2)	12,000	1.8%	$32.13000	Jan. 27, 2015	$242,477	$614,483

(1)	Options granted shall become exercisable in three equal installments on each of the first three anniversaries of the respective dates of grant, provided the employee is employed by the Company on each such anniversary date.

(2)	Options granted shall become exercisable in five equal installments on each of the first five anniversaries of the respective dates of grant, provided the employee is employed by the Company on each such anniversary date.

The following table sets forth the number and value of all options exercised during the 2005 fiscal year and the number and assumed value of securities underlying unexercised options at December 31, 2005 by the Named Executives.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options at
	Acquired		December 31, 2005		December 31, 2005(2)
	on Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Henry H. Gerkens	217,064	$5,652,656	57,284	438,772	$1,417,426	$6,233,709
Robert C. LaRose	102,240	$3,129,407	82,668	175,732	$2,196,936	$2,882,906
Ronald G. Stanley	69,120	$1,968,537	0	66,560	$0	$749,390
Jeffrey L. Pundt	38,240	$853,563	4,800	104,160	$160,675	$1,836,966
Jim M. Handoush	19,040	$505,244	0	127,760	$0	$2,016,065
Larry S. Thomas	16,324	$377,657	0	133,360	$0	$2,379,662

(1)	The value realized represents the difference between the fair market value of the shares acquired on the date of exercise and the exercise price of the option. The fair market value was calculated based upon the average of the high and low bid and ask prices per share of Common Stock as quoted on NASDAQ on the respective option exercise dates.

(2)	The value of in-the-money options represents the difference between the fair market value of the shares as of December 31, 2005 and the exercise price of the option. The fair market value was calculated based upon the average of the high and low bid and ask prices per share of Common Stock as quoted on the NASDAQ on the last business day of the Company’s fiscal year ended December 31, 2005, which was December 30, 2005.

The Compensation Committee of the Board has established stock ownership guidelines for executive officers of the Company that recommend designated levels of ownership of the Company’s Common Stock to be achieved within certain specified time periods depending on such executive officer’s position and salary.

Key Executive Employment Protection Agreements and Other Arrangements

On January 30, 1998, the Board approved the execution of Key Executive Employment Protection Agreements for Messrs. Gerkens, LaRose, Pundt and Stanley. On August 3, 2000, the Board approved the execution of the Key Executive Employment Protection Agreement for Messrs. Beacom and Gattoni. On August 1, 2002, the Board approved certain amendments to these agreements. The Board approved the execution of a Key Employment Protection Agreement with Mr. Kneller dated June 27, 2005. Each agreement, as amended (as applicable), provides certain severance benefits in the event of a change of control of the Company (as defined in the agreements). Each agreement, as amended (as applicable), provides, generally, that if a covered executive’s employment is terminated by the Company without “cause” (as defined in the agreements) or by the executive for “good reason” (as so defined), in either such case, in connection with or within the two-year period following a change of control or if a covered executive terminates his employment for any reason six months following the change of control, such executive will be entitled to severance benefits consisting of a cash amount equal to three times for Mr. Gerkens, two times for Messrs. Kneller and LaRose, one time for Messrs. Pundt and Stanley and one-half time for Messrs. Beacom and Gattoni of the sum of (A) the executive’s annual base salary and (B) the amount that would have been payable to the executive as a target bonus for the year in which the change of control occurs. Each agreement also provides for continuation of medical benefits and for certain tax gross-ups to be made to a covered executive in the event payments to the executive are subject to the excise tax on “parachute payments” imposed under Section 4999 of the Internal Revenue Code of 1986.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Overall Policy

The Company’s executive compensation philosophy is designed to attract and retain the best possible executive talent and to motivate these executives to develop and implement the Company’s business strategy. These objectives are to be attained by tying a significant portion of each executive’s compensation to the Company’s success in meeting specified corporate performance goals and, through the grant of stock options, to appreciation in the Company’s stock price. Additionally, the Company recognizes individual contributions as well as overall business results.

The executive compensation program is reviewed annually by the Compensation Committee. Periodically, at the Compensation Committee’s sole discretion, an independent review of the executive compensation program may be performed by outside consultants.

The Compensation Committee is responsible for decisions regarding executive compensation, including a determination of the compensation awarded to those individuals whose compensation is detailed in this Proxy Statement, subject to review by the Board. The key elements of the Company’s executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee’s policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Gerkens, the Company’s chief executive officer, are discussed below.

Base Salaries

Base salaries for newly hired executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. In the case of executive officers with responsibility for an operating subsidiary, the financial results of such operating subsidiary are also considered. The committee approved the salaries of the executive officers for the 2006 fiscal year in an executive session of the committee during which no employee or non-Independent Director was present.

Annual Bonus

The Company’s executive officers were eligible to receive an annual bonus under the Company’s Executive Incentive Compensation Plan (the “EICP”). Subject to certain limits, the EICP provided for bonus payments to be made to eligible Executive Officers upon achievement of either a consolidated earnings per share target or a combination of a consolidated earnings per share target and operating income target. These performance criteria were established at the beginning of 2005 by the Compensation Committee.

In February 2006, the Executive Officers received bonuses pursuant to the EICP. The Compensation Committee, in awarding these bonus amounts, considered the overall Company’s performance and the criteria established at the beginning of the year. The committee approved the payment of these bonuses in an executive session of the committee during which no employee or non-Independent director was present.

Stock Options

Under the Company’s 1993 Stock Option Plan (expired in 2003 as it relates to future grants) and the Company’s 2002 Stock Option Plan, stock options are granted to the Company’s executive officers and certain other key employees. The Compensation Committee determines the number of stock options to be granted pursuant to guidelines it develops based on an officer’s, or other key employee’s, job responsibilities and individual performance evaluation. Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and generally vest in either three or five equal annual installments commencing on the first anniversary of the date of grant or vest 100% four and one-half years from the date of grant or 100% on the fifth anniversary from the date of grant. This approach is designed to encourage the creation of long-term stockholder value since no benefit can be realized from such options unless the stock price exceeds the exercise price.

The Compensation Committee believes that significant equity interests held by management helps to align the interests of stockholders and management and maximizes stockholder returns over the long term.

Compensation for the Chief Executive Officer

For fiscal year 2005, Mr. Gerkens’ base salary was $400,000 and he was awarded bonuses totaling $3,000,000. In addition, as of March 1, 2006, Mr. Gerkens held 117,092 shares of the Company’s Common Stock and held options to purchase an additional 596,056 shares.

Pursuant to the EICP described above under “Annual Bonus”, Mr. Gerkens received a bonus of $2,000,000. In light of the outstanding performance Landstar achieved in 2005, the Compensation Committee unanimously determined in February 2006, that Mr. Gerkens should receive an additional cash bonus of $1,000,000 in recognition of these achievements over and above any amounts that would otherwise be due and payable under Landstar’s generally applicable compensation practices. During 2005, Mr. Gerkens’ compensation including his annual salary plus bonus, exceeded the amount allowable for deduction under Section 162(m) of the internal revenue code of 1986, as amended, by $400,000.

In determining the stock option grant for Mr. Gerkens, the Compensation Committee evaluated his total direct compensation compared to CEO’s of comparable companies and determined that an award of non-qualified stock options on January 3, 2005 to purchase 200,000 shares of the Company’s common stock was appropriate to continue to accomplish the objectives set forth above under “Stock Options.” Mr. Gerkens was also awarded 100,000 stock options on February 2, 2006.

Policy as to Section 162(m) of the Code

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Stock option grants under the Company’s 2002 Employee Stock Option Plan currently meet these requirements. At the 2002 Annual Meeting, the Company received stockholder approval for the EICP so that any annual awards payable thereunder (subject to certain limits) would qualify for the performance exception under Section 162(m). The Compensation Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m), but reserves the right to pay amounts which are not deductible in appropriate circumstances.

Conclusion

Through the programs described above, a very significant portion of the Company’s executive compensation is linked directly to significant thresholds of corporate performance and stock price appreciation. The Company’s results did exceed the target criteria established in the EICP. As such, bonuses were paid under the EICP. The Committee will continue to review all executive compensation and benefit matters presented to it and will act based upon the best information available to it and in the best interests of the Company, its stockholders and employees.

COMPENSATION COMMITTEE OF THE BOARD

Ronald W. Drucker, Chairman
David G. Bannister
William S. Elston
Merritt J. Mott
Diana M. Murphy

PERFORMANCE COMPARISON

The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in each of the Company’s Common Stock, the Standard & Poor’s 500 Stock Index and the Dow Jones Transportation Stock Index for the period commencing December 31, 2000 through December 31, 2005.

Financial Model Shareholder Returns

SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS

The following table sets forth certain information concerning the beneficial ownership of the Company’s Common Stock as of March 1, 2006 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director, nominee for election as a Director and Executive Officers of the Company, and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the business address of each stockholder listed on the table below is c/o Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

		Amount and
		Nature of	Ownership
		Beneficial	Percent of
Name of Beneficial Owner	Position(s)	Ownership	Class(1)

(i)
FMR Corp.(2) (3)		8,778,913	14.9%
T. Rowe Price Associates, Inc.(2) (4)		4,778,292	8.1%
Barclays Global Investors, NA. (2) (5)		3,204,472	5.4%
(ii)
David G. Bannister(6)	Director	85,680	*
Ronald W. Drucker(7)	Director and Nominee for Director	150,000	*
Merritt J. Mott(8)	Director	92,400	*
William S. Elston(9)	Director	89,871	*
Diana M. Murphy(10)	Director	176,000	*
Jeffrey C. Crowe(11)	Director, Chairman of the Board	303,470	*
Henry H. Gerkens(12)	Director and Nominee for	325,949	*
	Director, President and Chief Executive Officer
Robert C. LaRose(13)	Executive Vice President and Chief Financial Officer	316,502	*
Michael K. Kneller	Vice President, General Counsel	1,900	*
	and Secretary
Jeffrey L. Pundt(14)	President of Landstar Ranger, Landstar Gemini, Landstar Inway, Landstar Ligon, Landstar Carrier Services	67,247	*
Ronald G. Stanley(15)	Vice President and Chief Operating Officer	48,990	*
Jim M. Handoush(16)	President of Landstar Global Logistics, Landstar Logistics, Landstar Express America	46,072	*
Larry S. Thomas(17)	Vice President and Chief Information Officer	38,209	*
James B. Gattoni(18)	Vice President and Corporate Controller	37,768	*
Joseph J. Beacom(19)	Vice President and Chief Compliance, Security and Safety Officer	13,940	*

(iii)
All Directors and Executive Officers as a group (15 persons)(20)(21)		1,793,998	3.0%

*	Less than 1%

(1)	The percentages are based upon 58,971,819 shares, which equal the outstanding shares of the Company as of March 1, 2006. With respect to the calculation of the percentages for beneficial owners who hold options exercisable within 60 days of March 1, 2006, the number of shares of Common Stock on which such percentage is based also includes the number of shares underlying such options.

(2)	In accordance with the rules of the Securities and Exchange Commission, the information set forth is based on the most recent Schedule 13G (and amendments thereto) filed by this entity.

(3)	According to an amendment to its Schedule 13G filed jointly by FMR Corp. and Edward C. Johnson 3d (Chairman of FMR Corp.), on February 14, 2006, FMR Corp. is the beneficial owner of 8,778,913 shares of Common Stock. Certain of these shares are beneficially owned by FMR Corp. subsidiaries and related entities. The Schedule 13G discloses that FMR Corp. has sole voting power as to 1,778,408 shares of Common Stock and has sole power to dispose of 8,778,913 shares of Common Stock. The 13G also discloses that Mr. Johnson is the beneficial owner of 8,778,913 shares of Common Stock, does not have sole or shared voting power with respect to any shares of Common Stock, but has sole power to dispose of 8,778,913 shares of Common Stock. The Schedule 13G states that Mr. Johnson and various family members, through their ownership of FMR Corp. voting stock and the execution of a shareholders’ voting agreement, may be deemed to form a controlling group with respect to FMR Corp. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 7,095,647 shares of Common Stock, as a result of acting as investment adviser to various investment companies (the “Funds”) registered under Section 8 of the Investment Company Act of 1940. Mr. Johnson, FMR Corp. and the Funds each has sole power to dispose of the 7,095,647 shares owned by the Funds. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (“34 Act”), is the beneficial owner of 1,187,984 shares of Common Stock as a result of its serving as investment manager of certain institutional accounts. Mr. Johnson and FMR Corp. each has sole power to dispose of, and sole voting power with respect to, these 1,187,984 shares of Common Stock. Fidelity International Limited (“FIL”), Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to non-U.S. investment companies (the “International Funds”) and certain institutional investors. FIL is the beneficial owner of 495,282 shares of the Common Stock outstanding. As a result of shares owned by a partnership controlled by Mr. Johnson (Chairman of FIL) and members of his family, FMR Corp. and FIL may be deemed to have formed a “group” for purposes of Section 13(d) under the 34 Act and may be required to attribute to each other the beneficial ownership of securities beneficially owned by the other corporation within the meaning of Rule 13d-3 promulgated under the 34 Act. As such, FMR Corp.’s beneficial ownership may include shares beneficially owned by FIL. FMR Corp. and FIL each expressly disclaim beneficial ownership of Common Stock beneficially owned by the other. With the exception of FIL, the business address of each of the foregoing is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)	According to an amendment to its Schedule 13G filed on February 14, 2006, T. Rowe Price Associates, Inc. (“Price Associates”) is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of 4,778,292 shares of Common Stock. Price Associates, however, expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates has sole voting power with respect to 1,473,800 of such shares, no shared voting power with respect to such shares, and the sole dispositive power with respect to all 4,778,292 shares. The business address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5)	According to a Schedule 13G filed on January 30, 2006, (i) Barclays Global Investors, NA., is a bank as defined in section 3(a)(6) of the 34 Act, is deemed to be the beneficial owner of 2,036,547 shares of Common Stock, has the sole power to vote or direct the vote of 1,494,743 shares of Common Stock and sole power to dispose of 2,036,547 shares of Common Stock and has a business address of 45 Fremont Street, San Francisco, California 94105, (ii) Barclays Global Fund Advisors is an investment adviser and is deemed to be the beneficial owner of 1,125,964 shares of Common Stock, has the sole power to vote or direct the vote of 1,120,082 shares of Common Stock and sole power to dispose of 1,125,964 shares of Common Stock and has a business address of 45 Fremont Street, San Francisco, California 94105, (iii) Barclays Global Investors, Ltd., is a bank as defined in section 3(a)(6) of the 34 Act, is deemed to be the beneficial owner of 41,961 shares of Common Stock, has the sole power to vote or direct the vote of 41,231 shares of Common Stock and sole power to dispose of 41,961 shares of Common Stock and has a business address of Murray House, 1 Royal Mint Court, London, England EC3N 4HH, (iv) Barclays Global Investors Japan Trust and Banking Company Limited is a bank as defined in section 3(a)(6) of the 34 Act, is deemed to be the beneficial owner of no shares of Common Stock, has no sole or shared power to vote or direct the vote of any shares of Common Stock and no sole or shared power to dispose of any shares of Common Stock and has a business address of Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-0012 Japan, and (v) Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, LTD. and Barclays Global Investors Japan Trust and Banking Company Limited may be deemed to be the beneficial owner in the aggregate of 3,204,472 shares of Common Stock and to have the sole power to vote or direct the vote of 2,656,056 shares of Common Stock and sole power to dispose of 3,204,472 shares of Common Stock.

(6)	Includes 72,000 shares that may be acquired upon the exercise of options.

(7)	Includes 46,000 shares held in trust for which Mr. Drucker has sole voting and investment power, 32,000 shares held in trust for which Mr. Drucker has shared voting and investment power with SunTrust Bank-Trust Department of SunTrust Bank-North Florida, N.A. and 72,000 shares that may be acquired upon the exercise of options.

(8)	Includes 72,000 shares that may be acquired upon the exercise of options.

(9)	Includes 80,000 shares that may be acquired upon the exercise of options.

(10)	Includes 136,000 shares that may be acquired upon the exercise of options.

(11)	Includes 207,470 shares that may be acquired upon the exercise of options.

(12)	Includes 208,857 shares that may be acquired upon the exercise of options.

(13)	Includes 170,402 shares that may be acquired upon the exercise of options.

(14)	Includes 44,907 shares that may be acquired upon the exercise of options.

(15)	Includes 30,294 shares that may be acquired upon the exercise of options.

(16)	Includes 14,934 shares that may be acquired upon the exercise of options.

(17)	Includes 15,734 shares that may be acquired upon the exercise of options.

(18)	Includes 8,268 shares that may be acquired upon the exercise of options.

(19)	Includes 9,140 shares that may be acquired upon the exercise of options.

(20)	Represents amount of shares that may be deemed to be beneficially owned either directly or indirectly by all Directors and Executive Officers as a group.

(21)	Includes 1,142,006 shares that may be acquired upon the exercise of options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended December 31, 2005, all reports required by Section 16(a) which are applicable to its executive officers, Directors and greater than ten percent beneficial owners were filed on a timely basis, except with respect to the following: on June 3, 2005, Mr. Thomas sold 97 shares of the Company’s common stock, held on his behalf in the Company’s 401(k) Plan at a price of $33.8218. The Form 4 reporting this transaction was filed on August 2, 2005.

PROPOSAL NUMBER TWO —
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP served as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2005. In addition to retaining KPMG LLP to audit the consolidated financial statements and the internal controls over financial reporting of the Company and its subsidiaries, KPMG LLP rendered certain tax and employee benefit audit services to the Company in fiscal year 2005 and expects to continue to do so in 2006. The aggregate fees billed for professional services by KPMG LLP in fiscal years 2005 and 2004 for services consisted of the following:

AUDIT FEES:  Fees for the audits of the financial statements and internal control over financial reporting and quarterly reviews were $870,000 for fiscal 2005 and $896,000 for fiscal 2004.

AUDIT RELATED FEES:  Fees for the audit of the Company’s 401(k) plan were $18,000 for fiscal 2005. Fees for the audit of the Company’s 401(k) plan and assistance documenting compliance with Section 404 of the Sarbanes-Oxley Act of 2002 were $46,046 for fiscal 2004.

TAX FEES:  Fees for assistance with tax compliance and tax audits were $98,551 for fiscal 2005 and $109,016 for fiscal 2004.

The Audit Committee has appointed KPMG to continue in that capacity for fiscal year 2006, and has recommended to the Board that a resolution be presented to stockholders at the 2006 Annual Meeting to ratify that appointment. The Board has adopted such resolutions and hereby presents it to the Company’s stockholders. A representative of KPMG LLP will be present at the 2006 Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders as appropriate.

Assuming the presence of a quorum, to be approved, this proposal must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2006 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

PROPOSAL NUMBER THREE —
PROPOSAL TO APPROVE AN AMENDMENT TO THE LANDSTAR SYSTEM, INC.
EXECUTIVE INCENTIVE COMPENSATION PLAN

To assure the deductibility by the Company for federal income tax purposes of certain compensation payable under the Executive Incentive Compensation Plan (the “EICP”), the Board of Directors recommends that Section 4(b) of the Landstar System, Inc. EICP be amended so as to increase the maximum amount that the Compensation Committee of the Board of Directors may award as an annual bonus to an eligible participant under the EICP to $3,000,000. The proposal to increase such maximum award amount is being submitted to the Company’s stockholders.

The Compensation Committee currently has the authority to award an annual bonus under the EICP to an eligible participant in an amount equal to a maximum of $2,000,000.

The EICP was adopted by the Board, effective January 1, 2002, and was previously approved by the Company’s stockholders at the 2002 annual meeting of stockholders. The Board believes that amendment of the EICP is appropriate to further its policy of providing the Company’s key employees the opportunity to earn competitive levels of incentive compensation based primarily on the performance of the Company while maintaining a plan design such that amounts paid to executive officers under the EICP will not fail to be deductible by the Company for federal income tax purposes because of the limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended.

The proposed amendment to the first sentence of Section 4(b) of the EICP would read as follows:

“If the Committee certifies in writing that any of the performance objectives established for the relevant year under Section 4(a) has been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the calendar year for which the bonus is payable shall be entitled to receive an annual bonus equal to a maximum of $3,000,000.”

The Compensation Committee has the discretion to pay amounts which are less than the maximum amount payable under the EICP based on individual performance or such other criteria as the Compensation Committee shall deem relevant and may establish annually rules or procedures that would limit the amounts payable to each participant to a level which is below the maximum amount authorized. Because payment of any award would be contingent on the attainment of performance objectives established for such year by the Compensation Committee, the amounts payable to eligible participants under the EICP for any future calendar year during which the EICP is in effect cannot be determined.

Should this proposal to amend the EICP not receive the approval of the Company’s stockholders at the 2006 Annual Meeting, the EICP will remain as currently in effect.

To be approved, this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the 2006 Annual Meeting and entitled to vote thereon. Abstentions from voting on this proposal will have the same effect as voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

STOCKHOLDER PROPOSALS

In accordance with regulations issued by the SEC, stockholder proposals intended for presentation at the 2007 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 3, 2006, if such proposals are to be considered for inclusion in the Company’s Proxy Statement. In accordance with the Company’s Bylaws, stockholder proposals intended for presentation at the 2007 Annual Meeting of Stockholders that are not intended to be considered for inclusion in the Company’s Proxy Statement must be received by the Secretary of the Company not later than 35 days prior to the 2007 Annual Meeting of Stockholders. For any proposal that is not submitted for inclusion in the next year’s Proxy Statement, but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company: (1) received notice of the proposal before the close of business on February 16, 2007 and advises stockholders in the 2007 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) did not receive notice of the proposal prior to the close of business on February 16, 2007.

In addition, in accordance with the Company’s Bylaws, stockholder proposals intended for presentation at the 2006 Annual Meeting of Stockholders that are not intended for inclusion in the Company’s Proxy Statement must be received by the Company not later than March 30, 2006. For any proposal that is not submitted for inclusion in this year’s Proxy Statement, but is instead sought to be presented directly at the 2006 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company: (1) received notice of the proposal before the close of business on February 8, 2006, and advises stockholders in this year’s Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) did not receive notice of the proposal prior to the close of business on February 8, 2006.

All proposals should be mailed via certified mail and addressed to Michael K. Kneller, Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company and its intermediaries shall provide one copy of a proxy statement or annual report to two or more security holders who share an address in accordance with Rule 14a-3(e)(1) of the Securities Exchange Act of 1934, as amended, where consent of such security holders has been properly obtained and where neither the Company nor the intermediary has received contrary instructions from one or more of such security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of a proxy statement or annual report, as applicable, to any security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of a proxy statement or annual report by contacting the Company at the following phone number and/or mailing address:

Landstar System, Inc.
Investor Relations
13410 Sutton Park Drive South
Jacksonville, FL 32224
Phone: 904-398-9400

Security holders sharing an address can also request delivery of a single copy of a proxy statement or an annual report if they are receiving multiple copies of proxy statements or annual reports by contacting the Company at the preceding phone number and/or mailing address.

OTHER MATTERS

Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY

By Order of the Board of Directors

/s/  Michael K. Kneller
Michael K. Kneller
Vice President, General Counsel & Secretary

13410 Sutton Park Drive South
Jacksonville, FL 32224

THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER OF THE COMPANY WHO SO REQUESTS, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO LANDSTAR SYSTEM, INC., ATTENTION: MICHAEL K. KNELLER, SECRETARY, 13410 SUTTON PARK DRIVE SOUTH, JACKSONVILLE, FLORIDA 32224.

Exhibit A

Charter of the Audit Committee
of the Board of Directors of
Landstar System, Inc.

As Adopted by the Board of Directors
on December 3, 2003
and Amended and Restated on January 31, 2006

This Charter sets forth, among other things, the purpose, membership and duties and responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Landstar System, Inc. (the “Corporation”).

1.	Purpose

The purposes of the Committee are (a) to assist the Board in overseeing (i) the quality and integrity of the Corporation’s financial statements, (ii) the qualifications and independence of the Corporation’s independent auditor, (iii) the performance of the Corporation’s internal audit function and independent auditor and (iv) the Corporation’s compliance with legal and regulatory requirements; and (b) to prepare the report of the Committee required to be included in the Corporation’s annual proxy statement under the rules of the U.S. Securities and Exchange Commission (the “SEC”).

2.	Membership

The Committee shall consist of at least three members. The members of the Committee shall be appointed by the action of a majority of the independent directors (within the meaning of Section 10A(m) under the Securities Exchange Act of 1934 (the “Exchange Act”) of the Board on the recommendation of such independent directors. Members of the Committee shall serve at the pleasure of the majority of such independent directors of the Board and for such term or terms as such directors may determine.

Each member of the Committee shall satisfy the independence requirements relating to directors and audit committee members (a) of the Nasdaq Stock Market, Inc. and (b) under Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), added by Section 301 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any related rules and regulations promulgated thereunder by the SEC.

No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on that Committee.

The Committee shall use its reasonable best efforts to ensure that each member of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement at the time the director joins the Committee. In addition, the Committee shall use its reasonable best efforts to ensure that at least one member of the Committee shall qualify as a financial expert, as such term is defined by the SEC in Item 401 of Regulation S-K.

3.	Structure and Operations

The Board shall designate one member of the Committee as its chairperson. David Bannister shall serve as the initial chairperson of the Committee. The affirmative vote of a majority of the members of the Committee is necessary for the adoption of any resolution. The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittee. The Committee may delegate to one or more designated members of the Committee the authority to grant preapprovals of audit and non-audit services pursuant to Section 10A(i)(3) of the Exchange Act, added by Section 202 of the Sarbanes-Oxley Act, and any related rules promulgated thereunder by the SEC, which preapprovals shall be presented to the full Committee at the next scheduled meeting.

The Committee shall have a regularly scheduled meeting at least once every fiscal quarter and shall meet separately at the meeting with management, the Corporation’s internal auditors and with the independent auditor, at such times and places as shall be determined by the Committee chairperson to be necessary or appropriate, and may have such additional meetings as the Committee chairperson or a majority of the Committee’s members deem necessary or appropriate. The Committee may request (a) any officer or employee of the Corporation, (b) the Corporation’s outside counsel or (c) the Corporation’s independent auditor to attend any meeting (or portions thereof) of the Committee, or to meet with any members of or consultants to the Committee, and to provide such information as the Committee deems necessary or appropriate.

Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications arrangements by means of which all persons participating in the meeting can hear each other.

4.	Duties and Responsibilities

The Committee’s duties and responsibilities shall include each of the items enumerated in this Section 4 and such other matters as may from time to time be delegated to the Committee by the Board.

Reports to Board; Review of Committee Performance and Charter

a. The Committee shall, as and when it deems necessary or appropriate, report regularly to the Board and review with the Board any issues that arise with respect to:

i. the quality or integrity of the Corporation’s financial statements;

ii. the performance or independence of the Corporation’s independent auditor;

iii. the performance of the Corporation’s internal audit function; and

iv. the Corporation’s compliance with legal and regulatory requirements.

b. The Committee shall review and re-assess annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Corporation’s Relationship with the Independent Auditor

c. The Committee shall have the sole and direct responsibility and authority for the appointment and termination (subject, if applicable, to stockholder ratification), compensation, retention and oversight of the work of each independent auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attest services for the Corporation, and each such independent auditor shall report directly to the Committee. The Committee shall be responsible for resolving disagreements between management and each such independent auditor regarding financial reporting. The Committee shall have the responsibility and authority to approve, in advance of the provision thereof, all audit services and, subject to the de minimis exception set forth in Section 10A(i) of the Exchange Act and the rules and regulations promulgated thereunder, all permitted non-audit services to be provided to the Corporation by any such independent auditor. The Committee shall have the sole authority to approve any compensation payable by the Corporation for any approved audit or non-audit services to any such independent auditor, including the fees, terms and conditions for the performance of such services. The Committee shall also have the authority to approve non-audit services pursuant to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

d. The Committee shall, at least annually;

i. obtain a written report by the independent auditor describing, to the extent permitted under applicable auditing standards:

A. the independent auditor’s internal quality-control procedures;

B. any material issues raised by the most recent quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

C. all relationships between the independent auditor and the Corporation; and

ii. to the extent it deems necessary or appropriate, review the foregoing report and the independent auditor’s work throughout the year and evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner on the independent auditor’s engagement with the Corporation, actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, take or recommend that the full Board take appropriate action to oversee the independence of the auditor, and present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

e. The Committee shall, at least annually, discuss with the independent auditor, out of the presence of management if deemed appropriate:

i. the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented, relating to the conduct of the audit, including (i) methods used to account for significant unusual transactions; (ii) the effect of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements;

ii. the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor’s activities or access to requested information imposed by management, and management’s response thereto, and any significant disagreements with management; and

iii. the Corporation’s internal controls and the responsibilities, budget and staffing of the Corporation’s internal audit function, including any “management” or “internal control” letter issued or proposed to be issued by such auditor to the Corporation.

f. The Committee shall, as it deems necessary or appropriate, consider and establish, as the case may be, policies for the Corporation’s hiring of employees or former employees of the independent auditor.

g. The Committee shall review, and discuss as appropriate with management, the internal auditors and the independent auditor, the report of the independent auditor required by Section 10A(k) of the Exchange Act, which must address (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Financial Reporting and Disclosure Matters

h. The Committee shall, as and to the extent it deems necessary or appropriate, review and discuss with management and the independent auditor:

i. the annual audit, the scope, planning and staffing of the annual audit;

ii. the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s reviews of the quarterly financial statements;

iii. significant issues regarding accounting and auditing principles and practices and financial statement presentations, including all critical accounting policies and estimates, any significant changes in the Corporation’s selection or application of accounting principles and any significant issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies;

iv. analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

v. the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

vi. any significant changes to the Corporation’s auditing and accounting principles and practices suggested by the independent auditor, internal audit personnel or management; and

vii. management’s internal control report prepared in accordance with rules promulgated by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act.

i. The Committee shall recommend to the Board whether the annual audited financial statements should be included in the Corporation’s Form 10-K.

j. The Committee shall, as and to the extent it deems necessary or appropriate, review and discuss with management the Corporation’s practices regarding earnings press releases and the provision of financial information and earnings guidance by management to analysts and ratings agencies.

k. The Committee shall, as and to the extent it deems necessary or appropriate, review and discuss with management the Corporation’s guidelines and policies with respect to the process by which the Corporation undertakes risk assessment and risk management, including discussion of the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

l. The Committee shall review and discuss with the CEO and CFO the procedures undertaken in connection with the CEO and CFO certifications for Form 10-Ks and Form 10-Qs, including their evaluation of the Corporation’s disclosure controls and procedures and internal controls.

m. The Committee shall annually obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

Internal Audit, Compliance Matters and Other Financial Reporting and Disclosure Matters

n. The Committee shall review the appointment and termination of internal audit officer personnel, and review all significant reports to management prepared by internal audit personnel, and management’s responses.

o. The Committee shall establish and maintain procedures for:

i. the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

ii. the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

p. The Committee shall, as and to the extent it deems necessary or appropriate, review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

q. The Committee shall, as and to the extent it deems necessary or appropriate, review with the Corporation’s general counsel any legal matters that may have a material impact on the financial statements or the compliance policies of the Corporation and its subsidiaries, and any material reports or inquiries received by the Corporation or any of its subsidiaries from regulators or governmental agencies.

r. The Committee shall exercise such other powers as may from time to time be delegated to the Committee by the Board and, as and to the extent the Committee deems necessary or appropriate, perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein.

5.	Authority and Resources

The Committee may, without further approval by the Board, obtain such advice and assistance, including, without limitation, the performance of special audits, reviews and other procedures, from outside accounting, legal or other advisors as the Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities hereunder. Any accounting, legal or other advisor retained by the Committee may, but need not, be in the case of an outside accountant, the same accounting firm employed by the Corporation for the purpose of rendering or issuing an audit report on the Corporation’s annual financial statements, or in the case of an outside legal or other advisor, otherwise engaged by the Corporation for any other purpose. The Corporation shall pay to any independent auditor employed by the Corporation for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any outside accounting, legal or other advisor retained by the Committee pursuant to the preceding paragraph such compensation, including, without limitation, usual and customary expenses and charges, as shall be determined by the Committee. The Corporation shall pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

LANDSTAR SYSTEM, INC.
13410 SUTTON PARK DRIVE SOUTH
JACKSONVILLE, FL 32224
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     The undersigned hereby appoints Robert C. LaRose and Michael K. Kneller, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes each or both of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Landstar System, Inc. held of record by the undersigned on March 15, 2006, at the Annual Meeting of Shareholders to be held on May 4, 2006 or any adjournment thereof. None of the matters to be acted upon, each of which has been proposed by Landstar System, Inc. (the “Company”), is related to or conditioned on the approval of other matters.
**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**

FOLD AND DETACH HERE
To change your address mark this box ☐
To include comments, please mark this box ☐
Comments or change of address

Landstar System, Inc.

P.O. Box 11113

New York, NY

10203-0113

This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL Proposals.
**PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE**
VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.
1.	ELECTION OF DIRECTORS

FOR all nominees listed (except as marked to the contrary)	☐	RONALD W. DRUCKER HENRY H. GERKENS

WITHHOLD AUTHORITY to vote for all nominees listed	☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above)
2.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	TO CONSIDER APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXECUTIVE INCENTIVE COMPENSATION PLAN.

FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	IN THEIR DISCRETION, EACH OF THE PROXIES IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signed as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
DATED:

Share Owner Sign Here

Co-Owner Sign Here